UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): April 10, 2026

OppFi Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 E. Randolph Street, Suite 3400
Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 212-8079
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2026 (the “Amendment Date”), Opportunity Financial, LLC, a Delaware limited liability company (“OppFi-LLC”) and subsidiary of OppFi Inc., a Delaware corporation (the “Company”), Opportunity Funding SPE V, LLC, a Delaware limited liability company and wholly owned subsidiary of OppFi-LLC, as borrower (the “Borrower”), OppWin, LLC and OppWin BPI, LLC, each a Delaware limited liability company and wholly owned subsidiary of OppFi-LLC, each as sellers (the “Sellers”), Midtown Madison Management LLC (“Midtown”), as administrative and collateral agent (in such capacity, the “Agent”), and the lenders party thereto entered into a Third Amendment to Second Amended and Restated Revolving Credit Agreement (the “Third Amendment”), which amended that certain Second Amended and Restated Revolving Credit Agreement, dated as of February 13, 2025 (as amended, supplemented or otherwise modified prior to the Amendment Date, the “Credit Agreement,” as amended by the Third Amendment, the “Amended Credit Agreement”), by and among OppFi-LLC, the Borrower, the Sellers, the Agent and the lenders party thereto.

The Third Amendment amended the Credit Agreement to, among other things, (i) add additional Approved Bank Partner Originator States from which Eligible Receivables may be originated by OppFi-LLC’s bank partners and (ii) modify the Eligibility Criteria, Excess Concentration Limits and Tier 1 Collateral Performance Triggers, in each case to permit the Sellers to sell into the facility certain Receivables that were acquired from Gray Rock in connection with the termination of the Gray Rock Facility (as defined and described below). Capitalized terms used in the foregoing sentence but not defined in this Current Report on Form 8-K shall have the meanings ascribed thereto in the Amended Credit Agreement.

On the Gray Rock Termination Date (as defined below), the Borrower borrowed approximately $46.5 million under the Amended Credit Agreement and used such borrowing to purchase the Gray Rock Receivables (as defined below) from the Gray Rock Borrower via OppFi-LLC and the Sellers, which Gray Rock Receivables were then pledged as collateral under the Amended Credit Agreement.

The acquisition of the Gray Rock Receivables by the Borrower did not change the Company’s receivables balance on a consolidated basis due to the structure of the TRS (as defined below).

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On April 15, 2026 (the “Gray Rock Termination Date”), OppFi-LLC terminated those certain total return swaps (the “TRS”) previously entered into on April 15, 2022 with affiliates of Midtown, pursuant to which OppFi-LLC agreed to provide credit protection related to a reference pool of consumer receivables financed by Midtown through a $75 million revolving credit agreement (the “Gray Rock Credit Agreement”) with Midtown as lender and Gray Rock SPV V, LLC as borrower (the “Gray Rock Borrower”). Pursuant to the TRS, Opp-Fi LLC received payments received by the Midtown reference lenders under the Gray Rock Credit Agreement and serviced the consumer receivables financed through the Gray Rock Credit Agreement.

The TRS was designed to enable OppFi-LLC to obtain the economic benefit of owning interests in the consumer receivables financed with loans made under the Gray Rock Credit Agreement (the “Loans”), without actually owning such receivables, in return for OppFi-LLC paying interest and principal losses on the Loans to Midtown.

The TRS terminated due to the repayment in full of the Loans in connection with the revolving commitment termination date under the Gray Rock Credit Agreement.

On the Gray Rock Termination Date, (i) OppF-LLC purchased from the Gray Rock Borrower all interests owned by the Gray Rock Borrower in the consumer receivables financed with the Loans (the “Gray Rock Receivables”), (ii) the Gray Rock Borrower used the purchase price for the Gray Rock Receivables to repay its obligations under the Gray Rock Credit Agreement in full and (iii) Midtown caused the reference lenders under the Gray Rock Credit Agreement to assign their right, title and interest under the Gray Rock Credit Agreement to OppFi-LLC, providing OppFi-LLC with any residuals under the Gray Rock Credit Agreement

OppFi-LLC did not incur any termination penalties in connection with the termination of the TRS.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Third Amendment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the termination of the TRS set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference in this Item 2.04.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Index

Exhibit Number	Description
10.1+
Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement, dated April 10, 2026, by and among Opportunity Funding SPE V, LLC, as Borrower, Opportunity Financial, LLC, as Originator, Servicer and a Seller, OppWin, LLC, as a Seller, OppWin BPI, LLC, as a Seller, Midtown Madison Management LLC, as Administrative Agent and Collateral Agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

+ Certain portions of this exhibit have been omitted pursuant to Regulation S-K Item (601)(b)(10).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2026	OppFi Inc.

	By:	/s/ Pamela D. Johnson
Pamela D. Johnson
Chief Financial Officer